
KEYSTONE PROPERTY TRUST                                                                                                 EXHIBIT 99.1
------------------------------------------------------------------------------------------------------------------------------------
FIRST QUARTER 2002 EARNINGS CONFERENCE CALL

                                                                   SUPPLEMENTAL INFORMATION PACKAGE

                                                                                                                             Page
                                                                                                                           ---------
                       Financial Highlights                                                                                    1
                       Condensed Consolidated Statements of Operations                                                         2
                       Condensed Consolidated Statements of FFO and FAD                                                        3
                       Condensed Consolidated Balance Sheets                                                                   4
                       Market Operating Statistics                                                                             5
                       Portfolio Overview                                                                                      6
                       Quarterly Same Store Analysis                                                                           7
                       Lease Expirations                                                                                       8
                       Top 25 Tenants                                                                                          9
                       Acquisitions, Dispositions, and Development Placed in Service in 2002                                  10
                       Equity Method Investments- Balance Sheets                                                              11
                       Equity Method Investments-Statements of Income and FFO                                                 12
                       Summary of Land Under Development and Control                                                          13
                       Debt Detail                                                                                            14
                       COMPARATIVE HISTORICAL DATA:
                          Portfolio Analysis                                                                                  15
                          Physical Occupancy Analysis                                                                         16
                          Preferred Equity Analysis                                                                           17
                          Equity Analysis                                                                                     18
                          Debt Analysis                                                                                       19
                          Valuation Analysis                                                                                  20
                          Dividend Analysis                                                                                   21
                          Research Coverage, 2002 Anticipated Earnings Release and Dividend Calendar                          22



                          THIS SUPPLEMENTAL INFORMATION PACKAGE MAY CONTAIN STATEMENTS WHICH CONSTITUTE FORWARD LOOKING
                          STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, INCLUDING
                          STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF THE COMPANY, ITS TRUSTEES, OR
                          ITS OFFICERS WITH RESPECT TO THE FUTURE OPERATING PERFORMANCE OF THE COMPANY. INVESTORS ARE
                          CAUTIONED THAT ANY SUCH FORWARD LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND
                          INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE IN THE
                          FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. IMPORTANT FACTORS THAT COULD CAUSE SUCH
                          DIFFERENCES ARE DESCRIBED IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE
                          COMMISSION, INCLUDING THE COMPANY'S FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q.


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                                       Three Months Ended March 31,
INCOME ITEMS:                                                      2002         % Change        2001
                                                               ------------    -----------  ------------
Revenue                                                        $     25,519       (16.8%)   $     30,684
Earnings Before Interest, Taxes, and Depreciation (EBITDA)           19,629       (14.6%)         22,995
Net Income Allocated to Common Shares                                 3,521          n/a            (714)
Funds from Operations                                                13,197        14.8%          11,494
Funds from Operations - Per Share (Diluted)                            0.43        (4.4%)           0.45
Dividends Paid Per Share- Common Shares                                0.32         3.2%            0.31
Diluted Earnings (Loss) Per Share                                      0.19          n/a           (0.08)
Weighted Average Common Shares and Units- FFO                    31,038,709        20.6%      25,737,446
Weighted Average Common Shares and Units- EPS                    24,817,815        46.0%      17,016,552

RATIOS:
Interest Coverage Ratio                                                 2.8x                         2.0x
Fixed Charge Coverage Ratio                                             2.1x                         1.5x
Dividend Payout Ratio-FFO                                              74.4%                        68.9%


                                                                As of March 31,       December 31,
                                                            ----------------------    ------------
                                                              2002          2001          2001
                                                            --------      --------      --------
ASSETS:
Investments in Real Estate at Cost                          $815,446      $823,133      $817,977
                                                            --------      --------      --------
Total Assets                                                $823,498      $838,554      $827,513
                                                            --------      --------      --------

LIABILITIES AND EQUITY:
Total Debt                                                  $438,267      $499,781      $435,136
Other Liabilities                                             16,272        21,155        20,455
Convertible Preferred Equity, at Liquidation Preference      100,392       140,392       100,392
Common Equity and Minority Interest                          268,567       177,226       271,530
                                                            --------      --------      --------
Total Liabilities and Equity                                $823,498      $838,554      $827,513
                                                            --------      --------      --------

RATIOS:
Debt to Undepreciated Assets                                    50.1%         56.8%         49.7%
Total Liabilities to Undepreciated Assets                       52.0%         59.2%         52.1%


KEYSTONE PROPERTY TRUST
-----------------------------------------------------------------------------------------------------------------------------
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                            Three Months Ended March 31,
                                                                                                2002          2001
                                                                                              --------      --------
                           REVENUE:
                               Rents                                                          $ 22,104      $ 26,173
                               Reimbursement Revenue and Other                                   3,415         4,511
                                                                                              --------      --------
                                       Total Revenue                                            25,519        30,684
                                                                                              --------      --------

                           OPERATING EXPENSES:
                           Property Operating Expenses                                           1,872         2,811
                           Real Estate Taxes                                                     2,568         2,778
                           General and Administrative                                            2,046         2,166
                           Depreciation and Amortization                                         5,306         8,731
                           Interest Expense                                                      6,062        11,364
                                                                                              --------      --------
                           Total Operating Expense                                              17,854        27,850
                                                                                              --------      --------

                           Income before Equity in Income from Equity Method                     7,665         2,834
                               Investments, and Gains on Sales of Assets
                           Equity in Income (Loss) from Equity Method Investments                   62          (129)
                           (Losses) Gains on Sales of Assets                                      (430)          336
                                                                                              --------      --------

                           Income before Distributions to Preferred Unitholders,
                               Minority Interest of Unitholders in Operating Partnership,
                               Extraordinary items, and Income Allocated to Preferred
                               Shareholders                                                      7,297         3,041
                           Distributions to Preferred Unitholders                               (1,446)       (1,931)
                                                                                              --------      --------

                           Income before Minority Interest of Unitholders in Operating
                               Partnership, Extraordinary items, and Income Allocated to
                               Preferred Shareholders                                            5,851         1,110
                           Minority Interest of Unitholders in Operating Partnership            (1,214)          585
                           Extraordinary Items - Early Retirement of Debt                         (178)         (982)
                                                                                              --------      --------
                           Income before Income Allocated to Preferred Shareholders              4,459           713
                           Income Allocated to Preferred Shareholders                             (938)       (1,427)
                                                                                              --------      --------
                           Net Income (Loss) Allocated to Common Shareholders                 $  3,521      $   (714)
                                                                                              ========      ========


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
CONDENSED CONSOLIDATED STATEMENTS OF FFO AND FAD (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                               Three Months Ended March 31,
                                                                                                  2002                2001
                                                                                              ------------       ------------
                           FUNDS FROM OPERATIONS:
                           Income before Distributions to Preferred Unitholders,
                               Minority Interest of Unitholders in Operating Partnership,
                               Extraordinary items, and Income Allocated to Preferred
                               Shareholders                                                   $      7,297       $      3,041
                           Losses (Gains) on Sales of Assets                                           430               (336)
                           Depreciation and Amortization Related to Real Estate                      5,306              8,731
                           Depreciation and Amortization Related to Joint Ventures
                               and Equity Method Investments                                           164                 58
                                                                                              ------------       ------------
                           Funds from Operations                                              $     13,197       $     11,494
                                                                                              ============       ============
                           Funds from Operations-Basic                                        $       0.44       $       0.48
                                                                                              ============       ============
                           Funds from Operations Per Diluted Share                            $       0.43       $       0.45
                                                                                              ============       ============

                           FUNDS AVAILABLE FOR DISTRIBUTION:
                           Funds from Operations                                              $     13,197       $     11,494
                           Building Improvements                                                       (79)              (166)
                           Tenant Improvements                                                        (176)              (787)
                           Leasing Commissions                                                      (1,389)              (959)
                           Amortization of Deferred Financing Costs                                    260                462
                           Rental Income from Straight Line Rents                                     (446)              (821)
                                                                                              ------------       ------------
                           Funds Available for Distribution                                   $     11,367       $      9,223
                                                                                              ============       ============
                           Funds Available for Distribution Per Diluted Share                 $       0.37       $       0.36
                                                                                              ============       ============
                           Weighted Average Shares and Units - Diluted                          31,038,709         25,737,446
                                                                                              ============       ============
                           Dividend Paid Per Common Share                                     $       0.32       $       0.31
                                                                                              ============       ============
                           Dividend Payout Ratio-FFO                                                  74.4%              68.9%
                                                                                              ============       ============
                           Dividend Payout Ratio-FAD                                                  86.5%              86.1%
                                                                                              ============       ============


KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------------------------------------------------------
CONDENSED CONSOLIDATED BALANCE SHEETS (DOLLARS IN THOUSANDS)



                                                                                       March 31, 2002  December 31, 2001
                                                                                       --------------  -----------------
                           ASSETS:
                           Investments in Real Estate, Including Development and
                             Construction in Progress of $65,709 and $62,337 for 2002
                             and 2001, respectively                                       $ 815,446      $ 817,977
                           Less: Accumulated Depreciation                                   (51,378)       (47,192)
                                                                                          ---------      ---------
                           Investments in Real Estate, Net                                  764,068        770,785
                                                                                          ---------      ---------

                           Cash, Cash Equivalents, and Escrows                                7,294          6,842
                           Notes and Accounts Receivable, Net                                12,850         11,592
                           Deferred Financing and Leasing Costs, Net                         12,580         11,263
                           Equity Method Investments                                         21,368         21,863
                           Other Assets                                                       5,338          5,168
                                                                                          ---------      ---------
                           Total Assets                                                   $ 823,498      $ 827,513
                                                                                          =========      =========


                           LIABILITIES AND SHAREHOLDERS' EQUITY:
                           Liabilities:
                           Mortgage Notes and Other Debt                                  $ 438,267      $ 435,136
                           Accrued Liabilities and Other                                     16,272         20,455
                                                                                          ---------      ---------
                           Total Liabilities                                                454,539        455,591
                                                                                          ---------      ---------

                           Minority Interest:
                           Limited Partners in Operating Partnership                         47,527         48,698
                           Convertible Preferred Units in Operating Partnership              60,392         60,392
                                                                                          ---------      ---------
                           Total Minority Interest                                          107,919        109,090
                                                                                          ---------      ---------

                           Shareholders' Equity:
                           Preferred Stock, $.001 par value                                       2              2
                           Common Stock, $.001 par value                                         18             18
                           Additional Paid-in Capital                                       276,956        276,376
                           Cumulative Net Income                                             39,371         35,850
                           Cumulative Dividends                                             (55,307)       (49,414)
                                                                                          ---------      ---------
                           Total Shareholders' Equity                                       261,040        262,832
                                                                                          ---------      ---------
                           Total Liabilities and Shareholders' Equity                     $ 823,498      $ 827,513
                                                                                          =========      =========


KEYSTONE PROPERTY TRUST
---------------------------------------------------------------------------------------------------------------------------
MARKET OPERATING STATISTICS (AS OF MARCH 31, 2002)

                                                                                                           TOTAL CORE
                                                        NEW JERSEY      PENNSYLVANIA        INDIANA        INDUSTRIAL
                                                     ----------------  ---------------   ------------    ---------------
Square Feet Owned at March 31, 2002                       5,748,284       6,471,761        2,194,848       14,414,893

Economic Occupancy - Year-to-date                              99.1%           91.8%            98.6%            97.0%

Physical Occupancy at March 31, 2002                           99.2%           89.2%            98.8%            94.7%

Annualized Base Rent (in 000's)                       $      26,987     $    22,074      $     8,442     $     57,503
Annualized Base Rent Per Leased SF                    $        4.73     $      3.83      $      3.89     $       4.21

Lease Expirations as a Percentage of ABR:
     2002                                                       2.9%           21.3%             9.5%            11.0%
     2003                                                       0.9%           14.1%             0.0%             5.8%
     2004                                                      20.4%           12.6%             0.0%            14.4%

Wtd Avg Lease Term Remaining (in years)                         4.6             3.5              9.8              5.0

Square Feet of Leasing Activity in Quarter                  610,949         164,299               --          775,248

Tenant Retention during period                                100.0%           29.5%             N/A             66.4%

Rent Change on Renewals and Rollovers during period:           13.9%            4.9%             N/A             11.9%

Same Store NOI Growth during period (cash basis):               1.4%           (4.9%)            5.9%            (0.5%)

Square Feet Owned in Same Store Pool                      4,935,545       4,314,136        1,396,752       10,646,433


                                                          OTHER            TOTAL                               GRAND
                                                        INDUSTRIAL       INDUSTRIAL          OFFICE            TOTAL
                                                      ---------------  ---------------   --------------   ---------------
Square Feet Owned at March 31, 2002                     5,830,286        20,245,179        1,564,479        21,809,658

Economic Occupancy - Year-to-date                            91.2%             96.0%            91.2%             95.1%

Physical Occupancy at March 31, 2002                         91.2%             93.6%            93.0%             93.6%

Annualized Base Rent (in 000's)                       $    16,581      $     74,084      $    21,090      $     95,174
Annualized Base Rent Per Leased SF                    $      3.12      $       3.91      $     14.49      $       4.66

Lease Expirations as a Percentage of ABR:
     2002                                                    16.4%             12.2%             7.8%             11.2%
     2003                                                    24.4%             10.0%            15.5%             11.2%
     2004                                                    13.2%             14.1%            14.5%             14.2%

Wtd Avg Lease Term Remaining (in years)                       3.7               4.7              3.8               4.5

Square Feet of Leasing Activity in Quarter                743,144         1,518,392           86,717         1,605,109

Tenant Retention during period                               52.8%             63.3%            80.5%             63.5%

Rent Change on Renewals and Rollovers during period:        (16.7%)            (0.4%)           (8.8%)            (2.2%)

Same Store NOI Growth during period (cash basis):            (3.5%)            (1.4%)           (5.5%)            (2.4%)

Square Feet Owned in Same Store Pool                    5,830,286        16,476,719        1,450,479        17,927,198


KEYSTONE PROPERTY TRUST
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OVERVIEW (DOLLARS IN THOUSANDS, AS OF MARCH 31, 2002)



                                                                                                              TOTAL CORE
                                                NEW JERSEY          PENNSYLVANIA          INDIANA             INDUSTRIAL
                                              --------------       --------------       ------------         -------------
Number of Buildings                                    17                   30                    6                   53

Square Feet Owned at March 31, 2002             5,748,284            6,471,761            2,194,848           14,414,893

% of Total Rentable SF                              26.4%                29.7%                10.1%                66.1%

Percentage Leased                                   99.2%                89.2%                98.8%                94.7%

Annualized Base Rent                          $    26,987          $    22,074          $     8,442          $    57,503

% of Total Annualized Base Rent                     28.4%                23.2%                 8.9%                60.4%

Number of Leases                                       24                   50                    7                   81

Base Rent Per Leased SF                       $      4.73          $      3.83          $      3.89          $      4.21


                                                 OTHER               TOTAL
                                               INDUSTRIAL          INDUSTRIAL             OFFICE            GRAND TOTAL
                                              ------------       --------------        ------------         ------------
Number of Buildings                                    49                  102                   22                  124

Square Feet Owned at March 31, 2002             5,830,286           20,245,179            1,564,479           21,809,658

% of Total Rentable SF                              26.7%                92.8%                 7.2%               100.0%

Percentage Leased                                   91.2%                93.6%                93.0%                93.6%

Annualized Base Rent                           $   16,581         $     74,084          $    21,090         $     95,174

% of Total Annualized Base Rent                     17.4%                77.8%                22.2%               100.0%

Number of Leases                                       55                  136                  110                  246

Base Rent Per Leased SF                        $     3.12         $       3.91          $     14.49         $       4.66


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
QUARTERLY SAME STORE ANALYSIS (DOLLARS IN THOUSANDS)

                                                   CORE SAME STORE PORTFOLIO                   NON-CORE SAME STORE PORTFOLIO

                                                  Quarter Ended March 31, 2002                 Quarter Ended March 31, 2002
                                         ---------------------------------------------   -------------------------------------------
                                            2002       2001      Change     % Change      2002        2001      Change     % Change
                                         ---------------------------------------------   -------------------------------------------
      REVENUE
      Gross Potential Rent               $  9,588    $  9,343    $    245        2.6%    $ 10,167    $ 10,202    $    (35)    (0.3%)
      Vacancy Loss                           (328)   $    (95)       (233)    (245.3%)     (1,068)       (802)       (266)    33.2%
                                         ---------------------------------------------   -------------------------------------------
      Rental Revenue                        9,260       9,248          12        0.1%       9,099       9,400        (301)    (3.2%)

      OPERATING EXPENSES
      Property Operating Expenses             264         355         (91)     (25.6%)      1,574       1,768        (194)   (11.0%)
      Real Estate Taxes                     1,146       1,089          57        5.2%       1,207       1,177          30      2.5%
      Tenant Reimbursement                 (1,304)     (1,393)         89       (6.4%)     (1,382)     (1,610)        228    (14.2%)
                                         ---------------------------------------------   -------------------------------------------
      Net Operating Expenses                  106          51          55      107.8%       1,399       1,335          64      4.8%
                                         ---------------------------------------------   -------------------------------------------

      NET OPERATING INCOME               $  9,154    $  9,197    $    (43)      (0.5%)   $  7,700    $  8,065    $   (365)    (4.5%)
                                         =============================================   ===========================================

      PHYSICAL OCCUPANCY (EOP)               93.7%       97.1%      (3.4%)                   91.4%       89.9%        1.5%

      ECONOMIC OCCUPANCY                     96.6%       99.0%      (2.4%)                   89.5%       92.1%       (2.6%)

      PERCENTAGE OF TOTAL NOI:               43.4%                                           36.5%


      COMPONENTS OF NOI CHANGES:

        Rental Increases/(Decreases)                             $    245        2.6%                            $    (35)    (0.4%)
        Occupancy Increases/(Decreases)                              (233)      (2.5%)                               (266)    (3.3%)
        Reduction/(Increase) in
          expenses, net of
          reimbursements                                              (55)      (0.6%)                                (64)    (0.8%)
                                                                 ---------------------                           -------------------
      Total                                                      $    (43)      (0.5%)                           $   (365)    (4.5%)
                                                                 =====================                           ===================


                                                                 TOTAL SAME STORE PORTFOLIO

                                                                Quarter Ended March 31, 2002
                                                        ---------------------------------------------
                                                          2002        2001        Change    % Change
                                                        ---------------------------------------------
      REVENUE
      Gross Potential Rent                              $ 19,755    $ 19,545    $    210       1.1%
      Vacancy Loss                                        (1,396)       (897)       (499)     55.6%
                                                        ---------------------------------------------
      Rental Revenue                                      18,359      18,648        (289)     (1.5%)

      OPERATING EXPENSES
      Property Operating Expenses                          1,838       2,123        (285)    (13.4%)
      Real Estate Taxes                                    2,353       2,266          87       3.8%
      Tenant Reimbursement                                (2,686)     (3,003)        317     (10.6%)
                                                        ---------------------------------------------
      Net Operating Expenses                               1,505       1,386         119       8.6%
                                                        ---------------------------------------------

      NET OPERATING INCOME                              $ 16,854    $ 17,262    $   (408)     (2.4%)
                                                        =============================================

      PHYSICAL OCCUPANCY (EOP)                              93.1%       95.0%     (1.9%)

      ECONOMIC OCCUPANCY                                    92.9%       95.4%     (2.5%)

      PERCENTAGE OF TOTAL NOI:                              80.0%


      COMPONENTS OF NOI CHANGES:

        Rental Increases/(Decreases)                                            $    210       1.2%
        Occupancy Increases/(Decreases)                                             (499)     (2.9%)
        Reduction/(Increase) in
          expenses, net of
          reimbursements                                                            (119)     (0.7%)
                                                                                ---------------------
      Total                                                                     $   (408)     (2.4%)
                                                                                =====================


KEYSTONE PROPERTY TRUST
--------------------------------------------------------------------------------------------------
LEASE EXPIRATIONS (DOLLARS IN THOUSANDS, AS OF MARCH 31, 2002)




                                                       INDUSTRIAL PROPERTIES
                                    ------------------------------------------------------------
                                           Square               Annualized
                                            Feet                Base Rent             % ABR
                                    ---------------------  ---------------------   -------------
      2002                                     2,399,771                $ 9,027           12.2%
      2003                                     2,099,135                  7,414           10.0%
      2004                                     2,579,509                 10,476           14.1%
      2005                                     1,699,269                  6,963            9.4%
      2006                                     2,033,841                  7,892           10.7%
      2007                                     2,553,386                 10,266           13.9%
      2008                                     1,487,993                  5,975            8.1%
      2009                                     1,476,077                  6,071            8.2%
      2010                                       239,718                  1,070            1.4%
      2011                                     1,301,173                  3,996            5.4%
      2012 and beyond                          1,089,331                  4,934            6.7%
                                    ---------------------  ---------------------   -------------
      Total                                   18,959,203               $ 74,084          100.0%
                                    =====================  =====================   =============


                                                          CORE PROPERTIES
                                    ------------------------------------------------------------
                                           Square               Annualized
                                            Feet                Base Rent             % ABR
                                    ---------------------  ---------------------   -------------
      2002                                     1,522,221                $ 6,312           11.0%
      2003                                       876,201                  3,360            5.8%
      2004                                     1,915,354                  8,284           14.4%
      2005                                     1,039,269                  5,465            9.5%
      2006                                     1,721,066                  7,074           12.3%
      2007                                     1,929,438                  7,937           13.8%
      2008                                     1,372,858                  5,384            9.4%
      2009                                     1,202,405                  5,275            9.2%
      2010                                       239,718                  1,070            1.9%
      2011                                     1,119,823                  3,497            6.1%
      2012 and beyond                            706,270                  3,845            6.7%
                                    ---------------------  ---------------------   -------------
      Total                                   13,644,623               $ 57,503          100.0%
                                    =====================  =====================   =============


                                                          OFFICE PROPERTIES
                                    -------------------------------------------------------------
                                           Square                Annualized
                                            Feet                 Base Rent             % ABR
                                    ---------------------   ---------------------   -------------
      2002                                       113,200                 $ 1,643            7.8%
      2003                                       218,281                   3,271           15.5%
      2004                                       267,997                   3,059           14.5%
      2005                                       341,569                   5,079           24.1%
      2006                                       164,009                   2,498           11.8%
      2007                                        62,216                   1,114            5.3%
      2008                                       122,580                   1,804            8.6%
      2009                                         1,896                      28            0.1%
      2010                                        39,234                     663            3.1%
      2011                                        31,491                     611            2.9%
      2012 and beyond                             92,700                   1,320            6.3%
                                    ---------------------   ---------------------   -------------
      Total                                    1,455,173                $ 21,090          100.0%
                                    =====================   =====================   =============


                                                         NON-CORE PROPERTIES
                                    -------------------------------------------------------------
                                           Square                Annualized
                                            Feet                 Base Rent             % ABR
                                    ---------------------   ---------------------   -------------
      2002                                       990,750                 $ 4,358           11.6%
      2003                                     1,441,215                   7,325           19.4%
      2004                                       932,152                   5,251           13.9%
      2005                                     1,001,569                   6,577           17.5%
      2006                                       476,784                   3,316            8.8%
      2007                                       686,164                   3,443            9.1%
      2008                                       237,715                   2,395            6.4%
      2009                                       275,568                     824            2.2%
      2010                                        39,234                     663            1.8%
      2011                                       212,841                   1,110            2.9%
      2012 and beyond                            475,761                   2,409            6.4%
                                    ---------------------   ---------------------   -------------
      Total                                    6,769,753                $ 37,671          100.0%
                                    =====================   =====================   =============


                                                                TOTAL
                                    -------------------------------------------------------------
                                           Square                Annualized
                                            Feet                 Base Rent             % ABR
                                    ---------------------   ---------------------   -------------
      2002                                     2,512,971                $ 10,670           11.2%
      2003                                     2,317,416                  10,685           11.2%
      2004                                     2,847,506                  13,535           14.2%
      2005                                     2,040,838                  12,042           12.7%
      2006                                     2,197,850                  10,390           10.9%
      2007                                     2,615,602                  11,380           12.0%
      2008                                     1,610,573                   7,779            8.2%
      2009                                     1,477,973                   6,099            6.4%
      2010                                       278,952                   1,733            1.8%
      2011                                     1,332,664                   4,607            4.8%
      2012 and beyond                          1,182,031                   6,254            6.6%
                                    ---------------------   ---------------------   -------------
      Total                                   20,414,376                $ 95,174          100.0%
                                    =====================   =====================   =============


                                                                TOTAL
                                    -------------------------------------------------------------
                                           Square                Annualized
                                            Feet                 Base Rent             % ABR
                                    ---------------------   ---------------------   -------------
      2002                                     2,512,971                $ 10,670           11.2%
      2003                                     2,317,416                  10,685           11.2%
      2004                                     2,847,506                  13,535           14.2%
      2005                                     2,040,838                  12,042           12.7%
      2006                                     2,197,850                  10,390           10.9%
      2007                                     2,615,602                  11,380           12.0%
      2008                                     1,610,573                   7,779            8.2%
      2009                                     1,477,973                   6,099            6.4%
      2010                                       278,952                   1,733            1.8%
      2011                                     1,332,664                   4,607            4.8%
      2012 and beyond                          1,182,031                   6,254            6.6%
                                    ---------------------   ---------------------   -------------
      Total                                   20,414,376                $ 95,174          100.0%
                                    =====================   =====================   =============


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
TOP 25 TENANTS (DOLLARS IN THOUSANDS, AS OF MARCH 31, 2002)


                                                                                                                          Percentage
                                                                                                                              of
                                                      Term Remaining  Number of   Rentable    Percentage of  Annualized   Annualized
                     Tenant Name                        (in months)    Leases    Square Feet    Leased SF     Base Rent    Base Rent
---------------------------------------------------   --------------  ---------  ------------  ------------  -----------  ----------
The Home Depot, Inc. (1)                                    22             1       812,739            3.7%      $3,576        3.8%
Brightpoint, Inc.                                        3-213             2       632,140            2.9%       3,325        3.5%
Exel Logistics, Inc.                                      4-45             4       855,368            3.9%       2,791        2.9%
Franklin Storage, Inc.                                    7-13             2       690,400            3.2%       2,715        2.9%
Herrod Distribution                                         59             1       610,949            2.8%       2,609        2.7%
APL Logistics, Inc. (Formerly GATX Logistics, Inc.)         46             1       585,510            2.7%       2,606        2.7%
Belkin Electronics, Inc.                                   108             1       798,096            3.7%       2,291        2.4%
Cosmetic Essence, Inc.                                      81             1       483,507            2.2%       1,987        2.1%
Coca-Cola Bottlers of New Jersey (1)                        34             1       243,751            1.1%       1,950        2.0%
Poly-Foam International, Inc.                            1-145             7       700,021            3.2%       1,928        2.0%
Cumberland Distribution                                      7             3       489,213            2.2%       1,660        1.7%
Hartford Fire Insurance                                     70             1       107,794            0.5%       1,613        1.7%
Engine Controls Distribution/Dana                           83             1       407,100            1.9%       1,567        1.6%
BMG Music                                                 8-16             2       445,591            2.0%       1,551        1.6%
Group Athletica (a division of Reebok)                      74             1       599,152            2.7%       1,528        1.6%
SETCO, Inc.                                              54-58             2       327,636            1.5%       1,452        1.5%
AT & T Communications                                       45             1        86,602            0.4%       1,451        1.5%
Staples, Inc.                                               26             1       351,000            1.6%       1,422        1.5%
Behr Process Corporation                                    81             1       320,482            1.5%       1,394        1.5%
Direct Fulfillment LP                                       93             1       265,000            1.2%       1,365        1.4%
Royal Indemnity Co.                                      22-52             2        80,000            0.4%       1,328        1.4%
Parcel Direct (1)                                           61             1       241,110            1.1%       1,326        1.4%
Vestcom, Inc.                                              146             1       210,530            1.0%       1,324        1.4%
BMW                                                         21             3       431,198            2.0%       1,257        1.3%
International Paper, Inc.                                   69             1       311,707            1.4%       1,192        1.3%
                                                    ----------    ----------    ----------    -----------   ----------     ------
Total/Wtd Avg                                               62            43    11,086,596           50.8%     $47,208       49.6%
                                                    ==========    ==========    ==========    ===========   ==========     ======











(1) Tenant occupies a property that is 20% owned as part of a Joint Venture with CalEast Industrial Investors LLC.


KEYSTONE PROPERTY TRUST
----------------------------------------------------------------------------------------------------------------------------------
ACQUISITIONS, DISPOSITIONS, AND DEVELOPMENT PLACED IN SERVICE IN 2002        (DOLLARS IN THOUSANDS, AS OF MARCH 31, 2002)

                 Property                       City             State               Market                    Closing Date
        -----------------------------    ------------------   -------------    -------------------------    ------------------

DISPOSITIONS

        OFFICE
        ------
        Two Meridian Drive                Wyomissing             PA               Pennsylvania                 1/18/2002


        OFFICE TOTAL


     DISPOSITIONS TOTAL



                 Property                    Square Feet        Current Leased %   Purchase/Sales Price
        -----------------------------    ------------------    ----------------   ----------------------

DISPOSITIONS

        OFFICE
        ------
        Two Meridian Drive                            64,154                                   $ 5,900
                                           ------------------                       -------------------

        OFFICE TOTAL                                  64,154                                   $ 5,900
                                           ==================                       ===================

     DISPOSITIONS TOTAL                               64,154                                   $ 5,900
                                           ==================                       ===================


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
EQUITY METHOD INVESTMENTS - PRO RATA CONSOLIDATING BALANCE SHEET AT MARCH 31, 2002 (DOLLARS IN THOUSANDS)



                                                                 Pro rata                    Pro rata
                                                                Keystone NJ    Pro rata   Keystone Realty   Other
                                                   KTR          Associates,     Airtech      Services,    Adjustments      Proforma
                                                Historical        LLC(1)        Park (2)      Inc.(3)         (4)           Total
                                                ----------      ---------      ---------     ---------     ---------      ---------
       ASSETS
         Gross Real Estate Assets                $ 815,446      $  27,584      $   7,407     $      --     $      --      $ 850,437
         Accumulated Depreciation                  (51,378)          (664)            --            --            --        (52,042)
         Other Assets                               59,430            641             --         6,154       (18,497)        47,728
                                                 ---------      ---------      ---------     ---------     ---------      ---------
         Total Assets                            $ 823,498      $  27,561      $   7,407     $   6,154     $ (18,497)     $ 846,123
                                                 =========      =========      =========     =========     =========      =========

       LIABILITIES & EQUITY
         Debt                                    $ 438,267      $  15,331      $   6,315     $      --     $      --      $ 459,913
         Other Liabilities                          16,272            496             --           483            --         17,251
                                                 ---------      ---------      ---------     ---------     ---------      ---------
         Total Liabilities                         454,539         15,827          6,315           483            --        477,164
                                                 =========      =========      =========     =========     =========      =========

         Equity, Including Minority Interest       368,959         11,734          1,092         5,671       (18,497)       368,959
                                                 ---------      ---------      ---------     ---------     ---------      ---------
         Total Liabilities and Equity            $ 823,498      $  27,561      $   7,407     $   6,154     $ (18,497)     $ 846,123
                                                 =========      =========      =========     =========     =========      =========


(1) In 2001, the Company formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC ("CalEast"). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle ("JLL")) and the California Public Employees Retirement System ("CalPERS"). The Company owns 20% of this joint venture.

(2) In June 2001, the Company formed a joint venture with Browning Investments, Inc. ("Browning") known as 4 Points Associates, to develop and construct a 796,000 square foot distribution facility in Indiana. The Company owns 50% of this venture and the construction of this facility was completed in the first quarter of 2002.

(3) The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. (the "Management Company"), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company.

(4) Consists of elimination adjustments for presentation purposes.


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
EQUITY METHOD INVESTMENTS - PRO RATA CONSOLIDATING STATEMENTS OF INCOME & FFO FOR THE QUARTER ENDED MARCH 31, 2002 (DOLLARS IN
THOUSANDS)

                                                                                                 Pro rata
                                                                           Pro rata              Keystone
                                                                          Keystone NJ  Pro rata   Realty       Other
                                                                KTR       Associates,  Airtech   Services,  Adjustments   Pro forma
                                                             Historical     LLC(1)     Park(2)   Inc.(3)        (4)          Total
                                                             ----------   ----------   --------  ---------  -----------   ---------
         REVENUE:
             Rents                                             $ 22,104     $    703     $ --    $     --     $     --     $ 22,807
             Reimbursement Revenue and Other                      3,415          124       --         538           --        4,077
                                                               --------     --------     ----    --------     --------     --------
         Total revenue                                         $ 25,519     $    827     $ --    $    538     $     --     $ 26,884
                                                               ========     ========     ====    ========     ========     ========

         OPERATING EXPENSES:
         Property Operating Expenses                           $  1,872     $     44     $ --    $     --     $     --     $  1,916
         Real Estate Taxes                                        2,568          101       --          --           --        2,669
                                                               --------     --------     ----    --------     --------     --------
         Property NOI                                            21,079          682       --         538           --       22,299
                                                               --------     --------     ----    --------     --------     --------
         General and Administrative                               2,046            2       --         622           --        2,670
                                                               --------     --------     ----    --------     --------     --------
         EBITDA                                                  19,033          680       --         (84)          --       19,629
         Depreciation and Amortization                            5,306          164       --          88           --        5,558
         Interest Expense                                         6,062          277       --           5           --        6,344
                                                               --------     --------     ----    --------     --------     --------
         Income before other items                                7,665          239       --        (177)          --        7,727
         Equity in Income from Equity Method Investments             62           --       --          --          (62)          --
         Losses on Sales of Assets                                 (430)          --       --          --           --         (430)
         Extraordinary Items                                       (178)          --       --          --           --         (178)
         Preferred Dividends, Preferred Distributions,
             and Minority Interest                               (3,598)          --       --          --           --       (3,598)
                                                               --------     --------     ----    --------     --------     --------
         Net (Loss) Income Allocated to Common Shareholders    $  3,521     $    239     $ --    $   (177)    $    (62)    $  3,521
                                                               ========     ========     ====    ========     ========     ========

         FFO
         Income before Minority Interest of Unitholders in
            Operating Partnership, Extraordinary Item
            and Income Allocated to Preferred Shareholders     $   (177)    $    (62)                                      $  7,297
         Gains on Sales of Assets                                   430           --       --          --           --          430
         Depreciation and Amortization- Real Estate Assets        5,470          164       --          --         (164)       5,470
                                                               --------     --------     ----    --------     --------     --------
         Funds from Operations                                 $ 13,197     $    403     $ --    $   (177)    $   (226)    $ 13,197
                                                               ========     ========     ====    ========     ========     ========


(1) In 2001, the Company formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC ("CalEast"). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle ("JLL")) and the California Public Employees Retirement System ("CalPERS"). The Company owns 20% of this joint venture.

(2) In June 2001, the Company formed a joint venture with Browning Investments, Inc. ("Browning") known as 4 Points Associates, to develop and construct a 796,000 square foot distribution facility in Indiana. The Company owns 50% of this venture and the construction of this facility was completed in the first quarter of 2002.

(3) The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. (the "Management Company"), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company.

(4) Consists of elimination adjustments for presentation purposes.


KEYSTONE PROPERTY TRUST
----------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF LAND UNDER DEVELOPMENT AND CONTROL



                                                      % Ownership
                    Project                          Interest/Partner             Market/Submarket                    Acres
-------------------------------------------------   -------------------     -----------------------------------   -------------
PROJECTS UNDER CONSTRUCTION
Keystone Cranbury West Phase II                             100%            New Jersey / Exit 8A                            31
Keystone Cranbury East Phase I                              100%            New Jersey / Exit 8A                            37
21 Roadway Expansion                                        100%            Pennsylvania / Harrisburg                       10
Airtech Park (4 Points Associates)                     50% / Browning       Indiana / Indianapolis Airport                  43
                                                                                                                  -------------
    SUBTOTAL - PROJECTS IN DEVELOPMENT                                                                                     121
                                                                                                                  -------------

DEVELOPMENT PIPELINE (NEXT 36 MOS)

Northern New Jersey (1)                                     100%            New Jersey / North                              26
Keystone Cranbury East Phase II                             100%            New Jersey / Exit 8A                            37
Central PA (1)                                              100%            Pennsylvania / Harrisburg                      115
Airtech Park (1)                                       50% / Browning       Indiana / Indianapolis Airport                  90
Westpark Land                                               100%            Pennsylvania / Allentown                        15
Goldstar Site                                               100%            New Jersey / Exit 8A                            50
Station Road (1)                                            100%            New Jersey / Exit 8A                            50
66 Station Road                                        20% / CalEast        New Jersey / Exit 8A                            62
                                                                                                                  -------------
    SUBTOTAL - PIPELINE                                                                                                    445
                                                                                                                  -------------

ADDITIONAL DEVELOPMENT POTENTIAL

Stults Road                                                 100%            New Jersey / Exit 8A                             6
Northeast PA (1)                                            100%            Pennsylvania / Northeast PA                     61
Central PA (1)                                              100%            Pennsylvania / Harrisburg                      100
Arnold Road and Other Expansions                            100%            Pennsylvania / Reading, other                   15
Airtech Park (1)                                       50% / Browning       Indiana / Indianapolis Airport                 235
Allentown Land (1)                                          100%            Pennsylvania / Allentown                         8
                                                                                                                  -------------
    SUBTOTAL - ADDITIONAL DEVELOPMENT POTENTIAL                                                                            425
                                                                                                                  -------------
TOTAL DEVELOPMENT POTENTIAL - PIPELINE ADDITIONAL                                                                          870
                                                                                                                  -------------
GRAND TOTAL                                                                                                                991
                                                                                                                  =============


                                                                                                        Estimated
                                                                                                       Construction    Estimated
                                                     Estimated           Estimated      Cost Incurred   Start Date   Stabilization
                    Project                          Buildable SF       Project Cost       To Date      (Qtr/Year)  Date (Qtr/Year)
------------------------------------------          ---------------    --------------   -------------   ----------  ---------------
PROJECTS UNDER CONSTRUCTION
Keystone Cranbury West Phase II                            473,000             $  24         $ 22       3/00            4/02
Keystone Cranbury East Phase I                             510,000                25           22       3/00            4/02
21 Roadway Expansion                                       150,000                 5            5       3/00            3/02
Airtech Park (4 Points Associates)                         796,000                20           16       2/01            4/02
                                                    ---------------    --------------   ----------
    SUBTOTAL - PROJECTS IN DEVELOPMENT                   1,929,000             $  74         $ 65
                                                    ---------------    --------------   ----------

DEVELOPMENT PIPELINE (NEXT 36 MOS)

Northern New Jersey (1)                                    525,000             $  33         $  -       3/02
Keystone Cranbury East Phase II                            500,000                24            5       4/02
Central PA (1)                                           1,200,000                36            -       1/03
Airtech Park (1)                                         1,482,000                37            -       1/03
Westpark Land                                              266,000                 9            2       3/03
Goldstar Site                                              788,000                36            7       3/03
Station Road (1)                                           655,000                29            -       1/04
66 Station Road                                            667,000                31            4       3/04
                                                    ---------------    --------------   ----------
    SUBTOTAL - PIPELINE                                  6,083,000             $ 235         $ 18
                                                    ---------------    --------------   ----------

ADDITIONAL DEVELOPMENT POTENTIAL

Stults Road                                                130,000
Northeast PA (1)                                           910,000
Central PA (1)                                           1,200,000
Arnold Road and Other Expansions                           221,000
Airtech Park (1)                                         3,518,000
Allentown Land (1)                                         120,000
                                                    ---------------
    SUBTOTAL - ADDITIONAL DEVELOPMENT POTENTIAL          6,099,000
                                                    ---------------
TOTAL DEVELOPMENT POTENTIAL - PIPELINE ADDITIONAL       12,182,000
                                                    ---------------
GRAND TOTAL                                             14,111,000
                                                    ===============


         (1) Under contract or option.


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
DEBT DETAIL (DOLLARS IN THOUSANDS, AS OF MARCH 31, 2002)




                                      Fixed Rate Mortgages                  Variable Rate Debt                           Wtd Avg
                            ------------------------------------     -----------------------------                    Interest Rate
          Year of                Monthly              Due on          Construction       Credit      Total Scheduled     For Fixed
         Maturity              Amortization          Maturity            Loans          Facilities       Payments    Rate Maturities
-----------------------     -----------------     --------------     --------------     -----------  --------------- ---------------
2002                                  3,166             8,798            12,055                --            24,019            9.5%
2003                                  4,568                --                --             6,466            11,034            0.0%
2004                                  4,854            39,722                --           101,100           145,676            7.2%
2005                                  4,916            19,571                --                --            24,487            8.0%
2006                                  4,888            22,018                --                --            26,906            7.7%
2007                                  3,331            86,742                --                --            90,073            7.9%
2008                                  3,368            90,545                --                --            93,913            7.5%
2009                                  1,901                --                --                --             1,901            0.0%
2010                                    715            16,129                --                --            16,844            8.3%
2011 and thereafter                   1,710                --                --                --             1,710            0.0%
                                   --------          --------          --------          --------          --------          ------
Total                              $ 33,417          $283,525          $ 12,055          $107,566          $436,563            7.7%
                                   ========          ========          ========          ========          ========          ======

                                                                      Debt Premium, Net of Amortization       1,704
                                                                                                          ---------
                                                                      TOTAL DEBT OUTSTANDING              $ 438,267
                                                                                                          =========


KEYSTONE PROPERTY TRUST
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO ANALYSIS


                                                          March 31,     December 31,  September 30,     June 30,      March 31,
            Portfolio Characteristics                        2002           2001           2001           2001          2001
                                                          ----------     ----------     ----------     ----------     ----------
            Number of Properties-In Service                      124            125            127            129            128
            Number of Properties-Under Construction                3              3              4              4              3
                                                          ----------     ----------     ----------     ----------     ----------
            Total Number of Properties                           127            128            131            133            131
                                                          ==========     ==========     ==========     ==========     ==========

            Rentable Square Feet -In Service              21,809,658     21,802,930     21,477,343     21,849,480     21,036,741
            Rentable Square Feet-Under Construction        1,929,000      1,999,000      2,429,000      2,429,000      1,633,000
                                                          ----------     ----------     ----------     ----------     ----------
            Total Rentable Square Feet                    23,738,658     23,801,930     23,906,343     24,278,480     22,669,741
                                                          ==========     ==========     ==========     ==========     ==========

            Occupied (Square Feet)                        20,414,376     20,470,772     20,189,131     20,431,148     19,974,275
            Vacant (Square Feet)                           1,395,282      1,332,158      1,288,212      1,418,332      1,062,466
            Number of Leases                                     246            262            286            283            280
            Average Tenant Size per Occupied Square
              Foot-Industrial                                139,406        136,292        146,241        149,513        154,442
            Average Tenant Size per Occupied Square
              Foot-Office                                     13,229         12,408         12,687         12,779         12,519
            Occupancy Rates -Based on In Service RSF            93.6%          93.9%          94.0%          93.5%          95.0%


            NUMBER OF IN SERVICE PROPERTIES BY MARKET:

               New Jersey                                         17             17             20             22             21
               Pennsylvania                                       30             30             19             19             19
               Indiana                                             6              6              6              6              60
                                                          ----------     ----------     ----------     ----------     ----------
               INDUSTRIAL CORE MARKET SUBTOTAL                    53             53             45             47             46
                                                          ==========     ==========     ==========     ==========     ==========

               Ohio                                               11             11             11             11             11
               New York                                           11             11             11             11             11
               South Carolina                                     27             27             28             28             28
                                                          ----------     ----------     ----------     ----------     ----------
               INDUSTRIAL NON-CORE MARKET SUBTOTAL                49             49             50             50             50
                                                          ==========     ==========     ==========     ==========     ==========

               New Jersey                                          1              1             10             10             10
               Pennsylvania                                        1              2              2              2              2
               New York                                           20             20             20             20             20
                                                          ----------     ----------     ----------     ----------     ----------
               OFFICE NON-CORE MARKET SUBTOTAL                    22             23             32             32             32
                                                          ==========     ==========     ==========     ==========     ==========

            Total In Service Properties                          124            125            127            129            128
                                                          ==========     ==========     ==========     ==========     ==========


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
PHYSICAL OCCUPANCY ANALYSIS


                                                         March 31,    December 31,    September 30,     June 30,         March 31,
            Physical Occupancy by Sub-Market:              2002           2001            2001            2001             2001
                                                         -------         -------         -------         -------         -------
            INDUSTRIAL
            Allentown, PA                                   92.9%           92.6%           --              --              --
            Central and Northern NJ                         99.2%           99.3%           99.2%          100.0%           95.8%
            Chester County, PA                             100.0%          100.0%          100.0%          100.0%          100.0%
            Harrisburg/Chambersburg, PA                     93.1%           94.6%           95.5%           94.6%           98.4%
            Reading, PA                                      5.6%          100.0%          100.0%          100.0%          100.0%
            Scranton/Wilkes-Barre, PA                      100.0%          100.0%          100.0%          100.0%          100.0%
            Indianapolis, IN                                98.8%          100.0%          100.0%          100.0%          100.0%
                                                         -------         -------         -------         -------         -------
            Total Core Portfolio                            94.7%           97.5%           98.4%           98.3%           97.7%
                                                         =======         =======         =======         =======         =======

            Central Ohio                                   100.0%          100.0%           94.5%           96.2%           96.2%
            Albany, NY                                     100.0%          100.0%          100.0%          100.0%          100.0%
            Rochester, NY                                   92.1%           92.1%           98.0%           92.7%           92.7%
            Syracuse, NY                                    72.8%           16.0%           16.0%           16.0%          100.0%
            Greenville/Spartanburg, SC                      88.4%           88.7%           88.3%           83.0%           79.1%
                                                         -------         -------         -------         -------         -------
            Total Non-Core Industrial Portfolio             91.2%           84.9%           83.3%           81.1%           88.6%
                                                         =======         =======         =======         =======         =======
            Total Industrial Portfolio                      93.6%           93.9%           93.8%           93.3%           94.8%
                                                         =======         =======         =======         =======         =======

            OFFICE
            Central and Northern NJ                        100.0%          100.0%           97.7%           98.9%           98.9%
            Albany, NY                                      95.7%           96.3%           95.9%           96.0%           97.2%
            Rochester, NY                                  100.0%          100.0%          100.0%          100.0%          100.0%
            Syracuse, NY                                    90.2%           91.8%           96.2%           91.9%           95.6%
            Harrisburg/Chambersburg, PA                    100.0%          100.0%           92.8%           71.2%           71.2%
                                                         -------         -------         -------         -------         -------
            Total Office Portfolio                          93.0%           93.7%           96.1%           95.6%           96.0%
                                                         =======         =======         =======         =======         =======


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED EQUITY ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                      March 31,    December 31,   September 30,     June 30,            March 31,
                                                        2002           2001            2001            2001                2001
                                                     -----------   -------------  -------------    -------------      --------------
        CONVERTIBLE PREFERRED STOCK
          Series A
            Shares Outstanding                           800,000       800,000        800,000            800,000            800,000
            Aggregate Liquidation Value              $    20,000   $    20,000    $    20,000      $      20,000      $      20,000
            Liquidation Value Per Share              $     25.00   $     25.00    $     25.00      $       25.00      $       25.00
            Common Share Conversion Price            $     16.50   $     16.50    $     16.50      $       16.50      $       16.50
            Yield                                           9.00%         9.00%          9.00%              9.00%              9.00%

          Series B (1)
            Shares Outstanding                                --            --             --            803,871            803,871
            Aggregate Liquidation Value              $        --   $        --    $        --      $      20,097      $      20,097
            Liquidation Value Per Share              $        --   $        --    $        --      $       25.00      $       25.00
            Common Share Conversion Price            $        --   $        --    $        --      $       16.00      $       16.00
            Yield                                             --            --             --               9.75%              9.75%

          Series C
            Shares Outstanding                           800,000       800,000        800,000            800,000            800,000
            Aggregate Liquidation Value              $    20,000   $    20,000    $    20,000      $      20,000      $      20,000
            Liquidation Value Per Share              $     25.00   $     25.00    $     25.00      $       25.00      $       25.00
            Common Share Conversion Price            $     15.75   $     15.75    $     15.75      $       15.75      $       15.75
            Yield                                           9.75%         9.75%          9.75%              9.75%              9.75%

        CONVERTIBLE PREFERRED OPERATING
        PARTNERSHIP UNITS
          Series B
            Units Outstanding                            300,000       300,000        300,000            300,000            300,000
            Aggregate Liquidation Value              $     7,500   $     7,500    $     7,500      $       7,500      $       7,500
            Liquidation Value Per Share              $     25.00   $     25.00    $     25.00      $       25.00      $       25.00
            Common Share Conversion Price            $     16.50   $     16.50    $     16.50      $       16.50      $       16.50
            Yield                                           9.50%         9.50%          9.50%              9.50%              9.50%

          Series C (2)
            Units Outstanding                          1,664,965     1,664,965      1,664,965          2,461,094          2,461,094
            Aggregate Liquidation Value              $    41,624   $    41,624    $    41,624      $      61,527      $      61,527
            Liquidation Value Per Share              $     25.00   $     25.00    $     25.00      $       25.00      $       25.00
            Common Share Conversion Price            $     16.00   $     16.00    $     16.00      $       16.00      $       16.00
            Yield                                           9.75%         9.75%          9.75%              9.75%              9.75%

          Series D
            Units Outstanding                            450,700       450,700        450,700            450,700            450,700
            Aggregate Liquidation Value              $    11,268   $    11,268    $    11,268      $      11,268      $      11,268
            Liquidation Value Per Share              $     25.00   $     25.00    $     25.00      $       25.00      $       25.00
            Common Share Conversion Price            $     16.50   $     16.50    $     16.50      $       16.50      $       16.50
            Yield                                           9.00%         9.00%          9.00%              9.00%              9.00%


            Total Liquidation/Book Value of
              Preferred Stock                        $   100,392   $   100,392    $   100,392      $     140,392      $     140,392
                                                     ===========   ===========    ===========      =============      =============

(1) These Convertible Preferred Shares were re-purchased by the company on August 27, 2001


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
EQUITY ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                March 31,    December 31,  September 30,  June 30,       March 31,
                                                                  2002          2001           2001         2001           2001
                                                               -----------   -----------   -----------   -----------   -----------
            Total Outstanding in Common Share Equivalents:
            Common Shares                                       18,439,926    18,397,625    18,396,540    15,521,540     9,346,669
            Operating Partnership Units                          6,331,705     6,356,885     6,356,885     6,731,885     7,667,649
            Preferred Stock                                      2,481,962     2,481,962     2,481,962     3,738,010     3,738,010
            Preferred Operating Partnership Units                3,738,932     3,738,932     3,738,932     4,982,884     4,982,884
                                                               -----------   -----------   -----------   -----------   -----------
            Total                                               30,992,525    30,975,404    30,974,319    30,974,319    25,735,212

            Weighted Average Outstanding:
            Common Shares                                       18,417,002    18,396,587    16,570,452    13,640,254     9,342,775
            Operating Partnership Units                          6,351,776     6,356,885     6,634,059     6,913,164     7,668,627
            Preferred Shares (at Common Share Equivalents)       2,481,962     2,481,962     3,260,166     3,738,010     3,738,010
            Preferred Operating Partnership Units
              (at Common Share Equivalents)                      3,738,932     3,738,932     4,509,641     4,982,884     4,982,884
            Common Stock Options                                    49,037         3,262        22,932         3,160         5,150
                                                               -----------   -----------   -----------   -----------   -----------
            Total                                               31,038,709    30,977,628    30,997,250    29,277,472    25,737,446

            Common Share Price Range:
            Quarterly High                                     $     14.28   $     13.25   $     14.24   $     13.60   $     14.12
            Quarterly Low                                            13.05         11.78         11.01         11.77         12.75
            Quarterly Average                                        13.59         12.59         13.17         12.56         13.36
            End of Quarter                                           14.10         13.09         12.70         13.39         12.85

            Common Stock Options Outstanding                     1,329,187     1,329,187     1,342,187     1,322,187       592,050
            Weighted Average Option Exercise Price             $     13.78   $     13.78   $     13.77   $     13.79   $     14.97

            Capitalization:
            Liquidation/Book Value of Preferred Stock & Units  $   100,392   $   100,392   $   100,392   $   140,392   $   140,392
            Market Value of Common Equity                          349,280       324,037       314,368       297,973       218,634
                                                               -----------   -----------   -----------   -----------   -----------
            Market Capitalization                                  449,672       424,429       414,760       438,365       359,026
            Total Debt                                             438,267       435,136       441,405       454,069       499,781
                                                               -----------   -----------   -----------   -----------   -----------
            Total Market Capitalization                        $   887,939   $   859,565   $   856,165   $   892,434   $   858,807
                                                               ===========   ===========   ===========   ===========   ===========
               (Market Capitalization + Total Debt)


KEYSTONE PROPERTY TRUST
---------------------------------------------------------------------------------------------------------------------------------
DEBT ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                 March 31,  December 31, September 30,  June 30,     March 31,
                                                                   2002         2001         2001         2001          2001
                                                                 ---------    --------    ---------    ----------    ----------
          Debt Outstanding
            Mortgage Loans                                       $ 316,942    $321,749    $ 354,668    $  374,150    $  378,482
            Construction Loans                                      12,055      11,932       11,793        11,614        12,870
            Revolving Credit Facilities                            107,566      99,466       72,746        65,771       105,730
            Debt Premium, Net of Amortization                        1,704       1,989        2,198         2,534         2,699
                                                                 ---------    --------    ---------    ----------    ----------
            Total Debt Outstanding                               $ 438,267    $435,136    $ 441,405    $  454,069    $  499,781
                                                                 =========    ========    =========    ==========    ==========


          Interest Rate Structure
            Fixed                                                $ 316,942    $321,749    $ 354,668    $  374,150    $  366,172
            Variable                                               119,621     111,398       84,539        77,385       130,910
                                                                 ---------    --------    ---------    ----------    ----------
            Total                                                $ 436,563    $433,147    $ 439,207    $  451,535    $  497,082
                                                                 =========    ========    =========    ==========    ==========

            % of Fixed Rate Loans                                     72.6%       74.3%        80.8%         82.9%         73.7%
            % of Variable Rate Loans                                  27.4%       25.7%        19.2%         17.1%         26.3%

          Average Interest Rates
            Mortgage Loans                                             7.7%        7.8%         7.8%          7.8%          7.8%
            Construction Loans                                         4.1%        4.4%         5.8%          6.4%          7.7%
            Revolving Credit Facilities                                3.5%        3.6%         4.6%          5.5%          7.5%
                                                                 ---------    --------    ---------    ----------    ----------
            Total Weighted Average                                     6.6%        6.7%         7.2%          7.4%          7.7%
                                                                 =========    ========    =========    ==========    ==========

          Debt Ratios
            Debt to Total Market Capitalization                       49.4%       50.6%        51.6%         50.9%         58.2%
            Debt to Undepreciated Assets                              50.1%       49.7%        49.6%         50.8%         56.8%

          Coverage Ratios
            Interest Coverage-Property NOI                             3.1x        2.9x         2.9x          2.7x          2.2x
                (NOI/Interest)

            Interest Coverage-EBITDA                                   2.8x        2.8x         2.6x          2.4x          2.0x
                (EBITDA/Interest)

            Interest Coverage-EBITDA-YTD                               2.8x        2.4x         2.3x          2.2x          2.0x
                (EBITDA/Interest - Year-to-date)

            Debt Service Coverage -Property NOI                        2.7x        2.4x         2.5x          2.3x          2.0x
            (NOI/(Interest + Principal Amortization))

            Debt Service Coverage - EBITDA                             2.5x        2.4x         2.3x          2.1x          1.8x
                (EBITDA/(Interest + Principal Amortization))

            Fixed Charge Coverage -Property NOI                        2.3x        2.2x         2.1x          1.9x          1.7x
                (NOI/(Interest + Preferred Distributions))

            Fixed Charge Coverage - EBITDA                             2.1x        2.1x         1.9x          1.7x          1.5x
                (EBITDA/(Interest + Preferred Distributions))


      KEYSTONE PROPERTY TRUST
      ------------------------------------------------------------------------------------------------------------------------------
      QUARTERLY VALUATION ANALYSIS
      (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA AND RATIOS)


                                                                            March 31, December 31, September 30,  June 30, March 31,
                                                                              2002       2001         2001          2001     2001
                                                                          ----------- -----------  ----------    --------- ---------
PRICING MULTIPLES
      NOI Multiple
          ((Market Value of Common Equity + Preferred Share/
          Units + Total Debt)/Ann. NOI)                                          10.4x      10.0x      9.1x       9.6x       8.6x

      EBITDA Multiple
          ((Market Value of Common Equity + Preferred Share/
          Units + Total Debt)/Ann. EBITDA)                                       11.8x      11.1x      10.3x      10.9x      9.7x

      FFO Multiple
          (Quarter End Common Share Price/Ann. FFO - per share)                   8.3x       7.6x       7.2x       7.8x       7.1x

      FAD Multiple
          (Quarter End Common Share Price/Ann. FAD - per share)                   9.5x       9.4x       8.1x       8.6x       8.9x

      NOI Yield
          (Ann. NOI before Interest and Depreciation Expense/
          (Market Value of Common Equity + Preferred Share/Units + Debt))         9.6%      10.0%      11.0%      10.4%      11.6%

      EBITDA Yield
          (Ann. EBITDA/(Market Value of Common Equity + Preferred
          Share/Units + Debt))                                                    8.5%       9.0%       9.7%       9.1%      10.3%

      FFO Yield
          (Ann. FFO - per share/Quarter End Common Share Price)                  12.1%      13.1%      13.9%      12.8%      14.0%

      FAD Yield
          (Ann. FAD - per share/Quarter End Common Share Price)                  10.5%      10.7%      12.3%      11.7%      11.2%


RETURNS
      Yield on Real Estate Owned - NOI
          (Ann. NOI before Interest and Depreciation Expense/
          Average Gross Operating Real Estate Investments)                       10.5%      10.5%      11.5%      11.3%      11.3%

      Yield on Real Estate Owned - EBITDA
          (Ann. EBITDA/Average Gross Operating Real Estate Investments)           9.2%       9.5%      10.1%       9.9%      10.1%

      Return on Book Value of Average Equity & Minority Interest
          (Ann. EBITDA/Avg. Equity & Minority Interest)                          21.2%      21.7%      23.3%      24.8%      28.7%

      FFO Return on Book Value of Average Equity & Minority Interest
          (Ann. FFO/Avg. Equity & Minority Interest)                             14.3%      14.3%      14.4%      14.4%      14.3%


Keystone Property Trust
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDEND ANALYSIS

                                                                  March 31,   December 31,  September 30,   June 30,    March 31,
                                                                    2002          2001          2001           2001       2001
                                                                 -----------  ------------  ------------   ----------  -----------
            COMMON STOCK DIVIDENDS PAID:
            Dividends per Share/Unit                             $      0.32  $       0.32  $     0.32  $       0.31  $      0.31
            Declaration Date                                        1/4/2002     10/5/2001    7/5/2001     4/12/2001     1/8/2001
            Common Shareholders' Record Date                       1/17/2002    10/16/2001   7/16/2001     4/20/2001    1/18/2001
            Common Dividends Payment Date                          1/31/2002    10/31/2001   7/31/2001     4/30/2001    1/31/2001

            COMMON DIVIDEND PAYOUT RATIOS:
            Payout - FFO
                (Dividends/FFO)                                        74.4%         74.4%       72.7%         72.1%        68.9%
            Payout - FAD
                (Dividends/FAD)                                        86.5%         91.4%       82.1%         79.5%        86.1%
            Dividend Coverage - FFO
                (FFO/Dividends)                                         1.3x          1.3x        1.4x          1.4x         1.5x
            Dividend Coverage - FAD
                (FAD/Dividends)                                         1.2x          1.1x        1.2x          1.3x         1.2x

            COMMON DIVIDEND YIELDS:
            Dividend Yield (Yield based on annualized
              current dividend per share)                               9.1%          9.8%       10.1%          9.3%         9.6%
            Spread Over 5 Year U.S. Treasury at quarter end             4.6%          4.2%        5.7%          4.6%         5.1%
            Spread Over 10 Year U.S. Treasury at quarter end            5.3%          5.0%        4.9%          4.1%         4.7%


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
RESEARCH COVERAGE, ANTICIPATED 2002 EARNINGS RELEASE AND DIVIDEND CALENDAR


RESEARCH COVERAGE

                                   Firm                                      Analyst                                 Phone
                     -----------------------------------           -------------------------------           -----------------------
                     BancBoston Robertson Stephens                    Jay Leupp                                     415-693-3575
                                                                      David Copp                                    415-248-4204
                     Bear, Stearns & Co., Inc.                        Ross Smotrich                                 212-272-8046
                                                                      Tim O'Brien                                   212-272-7424
                     Credit Suisse First Boston                       Lawrence Raiman                               212-538-2380
                     Wachovia Securities                              Christopher P. Haley                          804-782-3708
                                                                      Donald Fandetti                               443-263-6537
                     Merrill Lynch                                    Steve Sakwa                                   212-449-0335
                                                                      Brian Legg                                    212-449-1153







ANTICIPATED 2002 EARNINGS RELEASE AND DIVIDEND CALENDAR

                                                     FIRST QUARTER   SECOND QUARTER        THIRD QUARTER         FOURTH QUARTER
                                                     -------------   --------------        -------------         --------------

                     Dividend Declaration Date         4/5/2002    First week in July  First week in October  First week in Jan 2003

                     Dividend Record Date              4/16/2002        7/17/2002              10/16/02             1/17/2003

                     Dividend Payment Date             4/30/2002        7/31/2002              10/31/02             1/31/2003

                     Anticipated Earnings Release/
                       Earnings Call                   4/30/2002        7/30/2002              10/29/02              2/4/2003

                     Annual Shareholders Meeting                        6/6/2002